Exhibit 99.1

Press Release

RAND LOGISTICS REPORTS
SECOND QUARTER FISCAL YEAR 2017 FINANCIAL RESULTS

Net income was $2.6 million, or $0.14 per share on a fully diluted basis

Debt reduction of $10.7 million during the quarter

Vessel margin per day increased 3.8%, to $14,439 from same six-month period last year

Jersey City, NJ – November 9, 2016 - Rand Logistics, Inc. (NASDAQ: RLOG) (“Rand”) today announced its financial results for the fiscal year 2017 second quarter ended September 30, 2016.

Quarter Ended September 30, 2016 versus Quarter Ended September 30, 2015 Financial Results
•
Freight and other related revenue from company operated vessels (which excludes fuel and other surcharges) decreased $6.3 million, or 14.4%, to $37.5 million during the three-month period compared to $43.8 million in the year ago period.

•	Total Sailing Days was 1,185 compared to 1,278 in the prior year period, primarily as a result of operating two fewer vessels in the quarter.
•	Delay Days increased to 73 from 68. Delay Days as a percentage of total Sailing Days was 6.2% compared to 5.3% in the same period last year.
•	Freight and related revenue per Sailing Day decreased $2,639, or 7.7%, to $31,661 compared to $34,300 per Sailing Day in the year ago period.
•
Vessel operating expenses decreased $8.0 million, or 26.7%, to $22.0 million compared to $30.0 million during the year ago period. Vessel operating expenses per Sailing Day decreased $4,909, or 20.9%, to $18,589 from $23,498 during the year ago period.

•	Vessel margin per day decreased $669, or 4.4%, from $15,110 in the prior year period to $14,441 this quarter.
•
Debt reduction equaled $10.7 million during the quarter with long term debt, before deferred financing costs, declining from $207.7 million as of June 30, 2016 to $197.0 million as of September 30, 2016.

•	EBITDA decreased $2.3 million, or 14.3%, to $13.8 million from $16.1 million during the prior year period.

Six Months Ended September 30, 2016 versus Six Months Ended September 30, 2015 Financial Results
•	Freight and other related revenue (which excludes fuel and other surcharges) decreased $12.2 million, or 14.7%, to $70.6 million compared to $82.8 million during the prior year period.
•	Total Sailing Days was 2,154 compared to 2,506 in the prior year period.

Rand Logistics Second Quarter Fiscal 2017 Financial Results
Page | 2

•	Delay Days decreased to 134 from 177. Delay Days as a percentage of total Sailing Days was 6.3% compared to 7.1% in the same period last year.
•	Freight and related revenue per Sailing Day decreased $255, or 0.8%, to $32,787 compared to $33,042 during the prior six-month period.
•
Vessel operating expenses decreased $15.7 million, or 27.7%, to $40.9 million compared to $56.6 million during the year ago period. Vessel operating expenses per Sailing Day decreased $3,606, or 16.0%, to $18,974 from $22,580 in the prior year period.

•	Vessel margin per day increased $534, or 3.8%, from $13,905 in the prior year period to $14,439 in the six months ended September 30, 2016.
•	EBITDA decreased $3.1 million, or 11.0%, to $25.0 million from $28.1 million during the prior year period.

Management Comments:

“Our results in the second quarter of fiscal year 2017 reflected an unexpected decline in demand from our aggregates customers, particularly as it related to materials for use in public infrastructure projects,” commented Ed Levy, President and CEO of Rand. “According to the Lake Carriers’ Association, overall lakes-wide stone demand declined 13.9% versus the comparable quarter last year. Our stone tonnage declined by 12.1%. This, combined with lower salt tonnage due to higher than normal inventories resulting from last year’s unusually dry and mild winter in the Great Lakes region, resulted in inefficiencies in our trade network and caused our vessel margin per day to decline by approximately 4.4% versus the comparable quarter last year.”

“To address market conditions, we elected to reduce capacity by approximately 28 sailing days in July, which represented 2.4% of total sailing days in the quarter,” added Mr. Levy. “Beginning in mid-August, we began to experience a steady improvement in demand for certain of the commodities that we carry. In addition, we were awarded several new pieces of business that were not part of our annual forecast, which resulted in our reintroducing one of our vessels back into service in mid-September. Based on our October results, as well as our book of business for the remainder of the sailing season and assuming normal weather conditions, we expect to sail approximately 3,500 days, an increase from the initial projection of approximately 3,405 days. We also anticipate that our earnings for the quarter ended December 31, 2016 will exceed the same quarter last year. Given our current business conditions, we believe we will be sailing certain of our vessels in January 2017.”

Conference Call
Management will hold a conference call to discuss the results at 8:30 a.m. EST on Thursday, November 10, 2016. Interested parties may participate in the conference call by dialing 1-888-715-1391 (1-913-312-0942 for international callers), and using Conference ID# 6218116.  The conference call will be webcast simultaneously on the Rand Logistics, Inc. website at www.randlogisticsinc.com/presentations.html. A presentation file related to the conference call will be posted to the same website.

A replay of the conference call will be available at www.randlogisticsinc.com/presentations.html and will be archived for 12 months.  A replay will also be available until December 10, 2016 by dialing 1-844-512-2921 (1-412-317-6671 for international callers), and using Conference ID# 6218116.

Rand Logistics Second Quarter Fiscal 2017 Financial Results
Page | 3

Non-GAAP Financial Measures/Financial Tables
This press release contains certain non-GAAP financial measures, including, when applicable, (1) operating income plus depreciation, amortization of drydock costs, amortization of intangibles, loss (gain) on foreign exchange, certain one-time equity-based severance costs and loss on termination of vessel lease, and (2) operating income plus depreciation, amortization of drydock costs and amortization of intangibles. Such measures are used internally when evaluating our operating performance and, we believe, allow investors to make a more meaningful comparison between our business operating results over different periods of time, as well as with those of other similar companies. Management believes that such measures, when viewed with the Company's results GAAP and the accompanying reconciliations, provide useful information about our operating performance and period-over-period comparisons. Additionally, management believes that (1) operating income plus depreciation, amortization of drydock costs, amortization of intangibles, loss (gain) on foreign exchange, restructuring charges and impairment charges on retired asset and (2) operating income plus depreciation, amortization of drydock costs and amortization of intangibles permit investors to gain an understanding of the factors and trends affecting our ongoing cash earnings. However, the Company's definition of such measures may differ from other companies reporting similarly named measures, and such measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income or cash flow from operating activities as indicators of operating performance or liquidity.  Instead, such performance measures should be viewed in addition to, and not in lieu of, or superior to, our operating performance measures calculated in accordance with GAAP. Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables.

About Rand Logistics
Rand Logistics, Inc. is a leading provider of bulk freight shipping services throughout the Great Lakes region. Through its subsidiaries, the Company operates a fleet of three conventional bulk carriers and twelve self-unloading bulk carriers including three tug/barge units. The Company is the only carrier able to offer significant domestic port-to-port services in both Canada and the U.S. on the Great Lakes. The Company's vessels operate under the U.S. Jones Act – which reserves domestic waterborne commerce to vessels that are U.S. owned, built and crewed, – and the Canada Coasting Trade Act – which reserves domestic waterborne commerce to Canadian registered and crewed vessels that operate between Canadian ports.

Forward-Looking Statements
This press release contains forward-looking statements which reflect management’s current views with respect to certain future events and Rand’s operations, performance and financial condition. Forward-looking statements are made only as of the date of this press release. Forward-looking statements include, but are not limited to: Rand’s future operating or financial results; Rand’s anticipated plans, goals or objectives of our management for operations and services, including future cost reduction initiatives; Rand’s anticipated financial position and liquidity, including Rand's ability to remain in compliance with debt covenants, growth regulatory and competitive outlook, investment and expenditure plans, investment results, strategic alternatives, business strategies, and other similar statements of expectations or objectives; and Rand’s outlook and financial and other guidance.  For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements.

www.randlogisticsinc.com

Rand Logistics Second Quarter Fiscal 2017 Financial Results
Page | 4

Important factors that contribute to such risks include, but are not limited to, the effect of any economic downturn in certain of our markets; the weather conditions on the Great Lakes; our ability to maintain and replace our vessels as they age; changes in customer demand; changes in shipping regulations; fluctuations in currencies and interest rates; changes in fuel price and fuel surcharges; adequacy of capital resources, including the ability to obtain financing in the future; expectations of vessels’ useful lives and the estimated obligations, and the timing thereof, relating to vessel repair or maintenance work; expected capital spending or operating expenses, including dry-docking and insurance costs; the ability to comply with or regain compliance with applicable regulations, Nasdaq listing requirements, and Rand’s debt covenants; changes in laws, regulations or tax rates, or the outcome of pending legislative or regulatory initiatives; and potential liability from pending or future litigation.

The risks included are not exhaustive. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 16, 2016.

CONTACT:

Rand Logistics, Inc.
Annemarie Dobler, Corporate Communications Director
(212) 863-9429
apdobler@randlogisticsinc.com

--financial tables to follow--

www.randlogisticsinc.com

Rand Logistics Second Quarter Fiscal 2017 Financial Results
Page | 5

RAND LOGISTICS, INC.
Consolidated Statements of Operations (Unaudited)
(U.S. Dollars 000’s except for Shares and Per Share data)

	Three months ended	Three months ended	Six months ended	Six months ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
REVENUE
Freight and related revenue	$37,518	$43,835	$70,623	$82,803
Fuel and other surcharges	1,722	5,563	2,434	9,527
Outside voyage charter revenue	—	2,535	—	4,430
TOTAL REVENUE	39,240	51,933	73,057	96,760

EXPENSES
Outside voyage charter fees	—	2,652	—	4,493
Vessel operating expenses	22,028	30,030	40,870	56,586
Repairs and maintenance	100	57	1,085	897
General and administrative	3,855	3,099	7,730	6,399
Depreciation	5,203	4,603	10,501	9,310
Amortization of drydock costs	754	885	1,607	1,767
Amortization of intangibles	252	272	505	556
(Gain) Loss on foreign exchange, net	(540)	14	(1,663)	305
Restructuring charges	—	—	2,375	—
Impairment charges on retired asset	—	—	1,872	—
TOTAL EXPENSES	31,652	41,612	64,882	80,313
OPERATING INCOME	7,588	10,321	8,175	16,447

OTHER (INCOME) AND EXPENSES
Interest expense	4,276	2,962	7,896	5,981
Interest income	(2)	—	(4)	(4)
	4,274	2,962	7,892	5,977

INCOME BEFORE INCOME TAXES	3,314	7,359	283	10,470
PROVISION (RECOVERY) FOR INCOME TAXES
Deferred	318	(4,508)	(131)	(4,328)
	318	(4,508)	(131)	(4,328)
NET INCOME BEFORE PREFERRED STOCK DIVIDENDS	2,996	11,867	414	14,798
PREFERRED STOCK DIVIDENDS	395	328	781	649
NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS	$2,601	$11,539	$(367)	$14,149

Net income (loss) per share basic	$0.14	$0.64	$(0.02)	$0.79
Net income (loss) per share diluted	$0.14	$0.58	$(0.02)	$0.73
Weighted average shares basic	18,379,565	17,960,000	18,349,970	17,930,473
Weighted average shares diluted	20,762,468	20,379,355	18,349,970	20,349,828

www.randlogisticsinc.com

Rand Logistics Second Quarter Fiscal 2017 Financial Results
Page | 6

RAND LOGISTICS, INC.
Consolidated Balance Sheets (Unaudited)
(U.S. Dollars 000’s except for Shares and Per Share data)

	September 30, 2016	March 31, 2016
ASSETS
CURRENT
Cash and cash equivalents	$409	$77
Accounts receivable, net	12,796	2,697
Income taxes receivable	38	47
Prepaid expenses and other current assets	6,645	6,320
Total current assets	19,888	9,141

PROPERTY AND EQUIPMENT, NET	218,051	228,504
OTHER ASSETS	62	102
DEFERRED DRYDOCK COSTS, NET	6,330	6,660
INTANGIBLE ASSETS, NET	5,368	5,904
GOODWILL	10,193	10,193

Total assets	$259,892	$260,504
LIABILITIES
CURRENT
Accounts payable	9,425	17,822
Accrued liabilities	11,906	8,144
Other current liability	115	776
Income taxes payable	15	34
Current portion of deferred payment liability	281	564
Total current liabilities	21,742	27,340
LONG-TERM DEBT, NET OF CURRENT PORTION	117,065	112,426
SUBORDINATED DEBT	76,001	75,317
DEFERRED INCOME TAXES	5,642	5,825

Total liabilities	220,450	220,908
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Preferred stock, $.0001 par value,
Authorized 1,000,000 shares, Issued and outstanding 295,480 shares at September 30, 2016 and at March 31, 2016	14,674	14,674
Common stock, $.0001 par value,
Authorized 50,000,000 shares, Issuable and outstanding 18,569,186 shares at September 31, 2016 and 18,359,397 shares at March 31, 2016	1	1
Additional paid-in capital	91,233	90,993
Accumulated deficit	(56,904)	(56,537)
Accumulated other comprehensive loss	(9,562)	(9,535)

Total stockholders’ equity	39,442	39,596

Total liabilities and stockholders’ equity	$259,892	$260,504

www.randlogisticsinc.com

Rand Logistics Second Quarter Fiscal 2017 Financial Results
Page | 7

RAND LOGISTICS, INC
Non-GAAP Financial Measures / Financial Tables	FY2017 - Q2
(U.S. Dollars 000's except for Shares and Per Share data)
	FY2017 Actual	FY2016 Actual	Increase/(Decrease)		FX Impact (Unfavorable)/Favorable	Constant Currency Increase/(Decrease) 1
			Change $	Change %	Change $	Change $	Change %

Average Fx Rate	0.766	0.764

Sailing Days	1,185	1,278	(93)	-7.3%

Financial Highlights (US$ '000s)
Freight and Related Revenue	$37,518	$43,835	-$6,317	-14.4%	$58	-$6,374	-14.5%

Fuel and Other Surcharges	$1,722	$5,563	-$3,841	-69.0%	$8	-$3,848	-69.2%

Total Revenue	$39,240	$51,933	-$12,693	-24.4%	$66	-$12,760	-24.6%

Total Operation Expenses	$22,028	$30,030	-$8,002	-26.6%	$33	-$8,035	-26.8%

Vessel Margin	$17,113	$19,311	-$2,198	-11.4%	$33	-$2,230	-11.5%

General & Admin Expense	$3,855	$3,099	$757	24.4%	$3	$753	24.3%

(Gain) Loss on foreign exchange	-$540	$14	-$554	-3905.0%	-$5	-$549	-3871.1%

Adjusted EBITDA before Restructuring Charges	$13,258	$16,095	-$2,837	-17.6%	$32	-$2,869	-17.8%

Per Day Statistics
Marine Freight Revenue/Day	$31,661	$34,300	-$2,639	-7.7%	$49	-$2,687	-7.8%

Total Revenue/Day	$33,114	$40,637	-$7,522	-18.5%	$56	-$7,578	-18.6%

Vessel Margin/Day	$14,441	$15,110	-$669	-4.4%	$28	-$697	-4.6%

Non-GAAP Reconciliation (US$ '000s)

Vessel margin	$17,113	$19,311
Outside Charter net margin	$0	-$117
General & Admin Expense	$3,855	$3,099
Adjusted EBITDA 3	$13,258	$16,095
(Gain) Loss on foreign exchange 2	-$540	$14
EBITDA	$13,797	$16,081
Depreciation, Amortization of Dry-dock & Intangibles	$6,209	$5,760
Operating Income	$7,588	$10,321

Note:
1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. (Gain) Loss on foreign exchange during the three month period ended September 30, 2016 includes a non-cash loss on translation of approximately $39.8 million USD denominated debt incurred in March 2014 and carried on the balance sheet of the Canadian subsidiary.

3. Adjusted EBITDA is defined as operating income plus depreciation, amortization of drydock costs, amortization of intangibles, (gain) loss on foreign exchange, restructuring charges and impairment charges on retired vessel.

www.randlogisticsinc.com

Rand Logistics Second Quarter Fiscal 2017 Financial Results
Page | 8

RAND LOGISTICS, INC
Non-GAAP Financial Measures / Financial Tables	FY2017 - September 2016 YTD
(U.S. Dollars 000's except for Shares and Per Share data)
	FY2017 Actual	FY2016 Actual	Increase/(Decrease)		FX Impact (Unfavorable)/Favorable	Constant Currency Increase/(Decrease) 1
			Change $	Change %	Change $	Change $	Change %

Average Fx Rate	0.771	0.789

Sailing Days	2,154	2,506	(352)	-14.0%

Financial Highlights (US$ '000s)
Freight and Related Revenue	$70,623	$82,803	-$12,180	-14.7%	-$836	-$11,344	-13.7%

Fuel and Other Surcharges	$2,434	$9,527	-$7,093	-74.5%	-$49	-$7,045	-73.9%

Total Revenue	$73,057	$96,760	-$23,703	-24.5%	-$885	-$22,819	-23.6%

Vessel Operating Expenses	$40,870	$56,586	-$15,716	-27.8%	-$513	-$15,203	-26.9%

Vessel Margin	$31,102	$34,847	-$3,745	-10.7%	-$351	-$3,394	-9.7%

General & Admin Expense	$7,730	$6,399	$1,331	20.8%	-$59	$1,392	21.7%

(Gain) Loss on foreign exchange	-$1,663	$305	-$1,968	-644.7%	$45	-$2,013	-659.3%

Adjusted EBITDA before Restructuring Charges	$23,373	$28,385	-$5,012	-17.7%	-$291	-$4,722	-16.6%

Per Day Statistics
Marine Freight Revenue/Day	$32,787	$33,042	-$255	-0.8%	-$388	$133	0.4%

Total Revenue/Day	$33,917	$38,611	-$4,694	-12.2%	-$411	-$4,284	-11.1%

Vessel Operating Expenses/Day	$18,974	$22,580	-$3,606	-16.0%	-$236	-$3,370	-14.9%

Vessel Margin/Day	$14,439	$13,905	$535	3.8%	-$163	$696	5.0%

Non-GAAP Reconciliation (US$ '000s)

Vessel margin	$31,102	$34,847
Outside Charter net margin	$0	-$63
General & Admin Expense	$7,730	$6,399

Adjusted EBITDA 3	$23,372	$28,385
Loss on foreign exchange	-$1,663	$305
EBITDA	$25,035	$28,080
Impairment Charges on Assets held for Sale	$1,872	$0
Restructuring Charges	$2,375	$0
Depreciation, Amortization of Dry-dock & Intangibles	$12,613	$11,633
Operating Income	$8,175	$16,447

Note:
1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. (Gain) Loss on foreign exchange during the six month period ended September 30, 2016 includes a non-cash loss on translation of approximately $39.8 million USD denominated debt incurred in March 2014 and carried on the balance sheet of the Canadian subsidiary.

3. Adjusted EBITDA is defined as operating income plus depreciation, amortization of drydock costs, amortization of intangibles, (gain) loss on foreign exchange, restructuring charges and impairment charges on retired vessel.

www.randlogisticsinc.com